Exhibit 32.1

Certification by the Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of PAULA Financial (the “Company”) on Form 10-QSB for the period ended March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-QSB”), I, Jeffrey A. Snider, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-QSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

CHIEF EXECUTIVE OFFICER

/s/ Jeffrey A. Snider
Jeffrey A. Snider

Date: May 11, 2006

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